SALES AND PURCHASE AGREEMENT

This Agreement is made on the 01st April, 2016.

between:	aqua mining ( png ) limited
P O Box 3245 Boroko, N.C.D. Papua New Guinea
(The Purchaser)

and:	KOFAGA CLAN (REG. ILG N2 3622)
P. O. Box 7445, Boroko

(The Resource Owners)

whereas:

A.	The Resource Owners will provide written proof to the Purchaser to verify that they are the customary owners of the land described in this Agreement and of the resources on this land.

B.	The Resource Owners will harvest trees owned by them and growing on their land and sell the harvested trees to The Purchaser at the agreed prices as set out in this Agreement.

C.	The Purchaser will purchase the harvested trees from The Resource Owners at the agreed prices as set out in this Agreement.

it is agreed:

1.	The Resource Owners hereby grant to The Purchaser the exclusive right to purchase trees from the land area described in this Agreement, except for Teak Trees.

2.	The Resource Owners:

a.	are the customary owners of the land

b.	are entitled under the custom to deal with the trees or other forest produce on the land

c.	no other person has any right or interest in the native trees on the land

3.	Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled and removed, when the timber becomes the property of The Purchaser, subject to the payment of the monetary benefits set out in this Agreement.

4.	The Purchaser has the right to refuse any trees that do not meet the specifications of The Purchaser.

5.	The Resource Owners grant to The Purchaser and all persons lawfully authorized by The Purchaser the right to:

	a.	enter on and pass through the land (but not private premises)

	b.	prepare and construct loading and storage sites for the harvested trees

6.	The Resource Owners must not interfere with the carrying out of this Agreement.

7.	The Resource Owners must not allow any other person to acquire an interest in the trees which The Purchaser may be entitled to obtain under this Agreement.

8.	The Resource Owners and all clan members are entitled to carry out al customary rights to:

a.	Hunt

b.	Fish

c.	Gather plant foods

d.	Gather traditional materials for making clothing, artifacts, tools, utensil and houses

e.	Collect firewood

f.	Plant, maintain and harvest subsistence gardens

g.	Enter on and pass through the land

9.	Nothing in this Agreement entitles any employee of The Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

10.	The Resource Owners agree to fully protect and ensure the safety of the owners, employees, agents, contractors and consultants of The Purchaser whenever they are on the land.

11.	The Resource Owners have the right to mark commercial trees and other forest produce which are required by them for traditional purposes.

Term of Agreement

12.	The term of this Agreement is three (3) years commencing on the day on which this Agreement is signed.

Monetary Benefits

13.	At the end of every two (2) months during which harvested trees have been taken under this Agreement, The Purchase will pay to The Resource Owners the amount of Thirty five (35) Kina per cubic meter of trees that have been obtained by The Purchaser.

14.	At the end of every two (2) weeks during which harvested trees have been taken under this Agreement, The Purchaser will pay to The Resource Owners a Levi payment of Five (5) Kina per cubic meter that will be shared equally by the Directors.

SCHEDULE 1 - List of Resource Owners

Name	Gelenda Koloko	Signature	/s/ Gelenda Koloko
Chairman

Name	Allan - Hara	Signature	/s/ Allan-Hara
V/Chairman

Name	Julio Mon (1)	Signature	/s/ Julio Mon
Secretary

Name	Ereg Mongo	Signature	/s/ Ereg Mongo
A/Secretary

Name	Julio Kombar	Signature	/s/ Julio Kombar
Treasurer

Name	Iruma Hasi	Signature	/s/ Iruma Hasi
Director

Name	Kasina Sombar	Signature	/s/ Kasina Sombar
Director

Signed for and behalf of

AQUA MINING (PNG) LIMITED

Vincent Appo	/s/ Vincent Appo
Name	Signature

SCHEDULE 2 - Map Diagram of the Clan land area

SCHEDULE 1 - List of Resource Owners

| Name | Signature |
|---|---|
| 1. Gelenda Koloko | |
| 2. AllAN HARA | |
| 3. Julio mona | |
| 4. Julio KomBar | |
| 5. Greeg mongo | Greg mongo |
| 6. IRuma Hafi | IRum Hafi |
| 7. Kasina SOMBA | |
| 8. GEiBrel HARA | |
| 9. Koloko Gelenda | |
| 10. HARA Koloko | |
| 11. Gelenda HARA | |
| 12. KomBA HARA | |
| 13. Tom Gelenda | |
| 14. Gelonda AllAN | |
| 15. HARA ONNDA | |
| 16. Kaua ONNDa | |
| 17. OBu Hafi | |
| 18. KaBIRA IRuma | |
| 19. Gai HASi | |
| 20. HASi GAiA | |
| 21. Kasina Gelenda | |
| 22. HARA ESEF | |
| 23. Julio misi | |
| 24. Kaua misi | |
| 25. ESEF mona | |
| 26. Kololo mona | |
| 27. MICHAL Mona | |
| 28. HEGAR Koloko | |
| 29. KOGA Kasina | |
| 30. Julio KoGa | |
| 31. KOGA SOLA | |
| 32. Some Gelenda | |
| 33. RaFe Gelenda | |
| 34. Manu Arme | |
| 35. HENiRY Arme | |
| 36. Julio HARA | |
| 37. ENGA HARA | |
| 38. Steven IRuma | |
| 39. Dimo ONNDa | |
| 40. Tomas KOGA | |
| 41 ONNDa make | |